UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 16, 2002

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2002-B Owner Trust
(Exact name of registrant as specified in its charter)

Delaware	333-51224-01	95-4831541
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code: (310) 719-8583

Exhibit Index is on Page 4

Item 5. Other Events.

On December 16, 2002, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of April 17, 2002 (the "Agreement"), among Nissan Auto Receivables 2002-B Owner Trust, as Issuer, Nissan Auto Receivables Corporation II, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 2002-B Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c).	Exhibits.
The exhibit number corresponds with Item 601(a) of Regulation S-K.
Exhibit No.	Description
99.1	Servicer's Certificate for the month of November 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2002-B OWNER TRUST
By:	Nissan Auto Receivables Corporation II

By:	________________________________________
	Name: Title:	Joji Tagawa Treasurer

December 20, 2002

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
99.1	Servicer's Certificate for the month of November 2002	5

 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 16, 2002

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2002-C Owner Trust
(Exact name of registrant as specified in its charter)

Delaware	333-87970	95-4831541
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code: (310) 719-8583

Exhibit Index is on Page 4

Item 5. Other Events.

On December 16, 2002, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of August 19, 2002 (the "Agreement"), among Nissan Auto Receivables 2002-C Owner Trust, as Issuer, Nissan Auto Receivables Corporation II, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 2002-C Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c).	Exhibits.
The exhibit number corresponds with Item 601(a) of Regulation S-K.
Exhibit No.	Description
99.1	Servicer's Certificate for the month of November 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2002-C OWNER TRUST
By:	Nissan Auto Receivables Corporation II

By:	________________________________________
	Name: Title:	Joji Tagawa Treasurer

December 20, 2002

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
99.1	Servicer's Certificate for the month of November 2002	5

NAR 2002-C

Collection Period	Nov-02			30/360 Days	30
Distribution Date	16-Dec-02			Actual/360 Days	31

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		1,168,535,556.31	1,073,100,779.72	1,042,754,166.25	0.892360
Total Securities		1,168,535,556.31	1,073,100,779.72	1,042,754,166.25	0.892360
Class A-1 Notes	1.70400%	316,000,000.00	220,565,223.41	190,218,609.94	0.601958
Class A-2 Notes	1.94000%	170,000,000.00	170,000,000.00	170,000,000.00	1.000000
Class A-3 Notes	2.60000%	435,000,000.00	435,000,000.00	435,000,000.00	1.000000
Class A-4 Notes	3.33000%	183,266,000.00	183,266,000.00	183,266,000.00	1.000000
Certificates	0.00000%	64,269,556.31	64,269,556.31	64,269,556.31	1.000000

	Principal Payment	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	30,346,613.47	323,642.70	96.0335869	1.0241858
Class A-2 Notes	0.00	274,833.33	-	1.6166667
Class A-3 Notes	0.00	942,500.00	-	2.1666667
Class A-4 Notes	0.00	508,563.15	-	2.7750000
Certificates	0.00	0.00	-	-
Total Securities	30,346,613.47	2,049,539.19

I. COLLECTIONS

Interest:
Interest Collections				4,296,808.31
Repurchased Loan Proceeds Related to Interest				0.00
Total Interest Collections				4,296,808.31

Principal:
Principal Collections				29,068,131.62
Repurchased Loan Proceeds Related to Principal				0.00
Total Principal Collections				29,068,131.62

Recoveries of Defaulted Receivables				324,240.94
Investment Earnings on Yield Supplement Account				7,184.68
Release from the Yield Supplement Account				474,737.72
Servicer Advances				154,374.53

Total Collections				34,325,477.80

II. COLLATERAL POOL BALANCE DATA
			Number	Amount
Pool Balance - Beginning of Period			62,087	1,073,100,779.72
Total Principal Collections				29,068,131.62
Principal Amount of Gross Losses				1,278,481.85
			61,472	1,042,754,166.25

III. DISTRIBUTIONS

Total Collections				34,325,477.80
Reserve Account Draw				0.00
Total Available for Distribution				34,325,477.80

1. Reimbursement of Advance				0.00

2. Servicing Fee:
Servicing Fee Due				894,250.65
Servicing Fee Paid				894,250.65
Servicing Fee Shortfall				0.00

3. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall				0.00
Class A-1 Notes Interest on Interest Carryover Shortfall				0.00
Class A-1 Notes Monthly Interest Distributable Amount				323,642.70

Class A-1 Notes Monthly Interest Paid				323,642.70
Change in Class A-1 Notes Interest Carryover Shortfall				0.00

Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall				0.00
Class A-2 Notes Interest on Interest Carryover Shortfall				0.00
Class A-2 Notes Monthly Interest Distributable Amount				274,833.33

Class A-2 Notes Monthly Interest Paid				274,833.33
Change in Class A-2 Notes Interest Carryover Shortfall				0.00

Class A-3 Notes Monthly Interest
Class A-3 Notes Interest Carryover Shortfall				0.00
Class A-3 Notes Interest on Interest Carryover Shortfall				0.00
Class A-3 Notes Monthly Interest Distributable Amount				942,500.00

Class A-3 Notes Monthly Interest Paid				942,500.00
Change in Class A-3 Notes Interest Carryover Shortfall				0.00

Class A-4 Notes Monthly Interest
Class A-4 Notes Interest Carryover Shortfall				0.00
Class A-4 Notes Interest on Interest Carryover Shortfall				0.00
Class A-4 Notes Monthly Interest Distributable Amount				508,563.15

Class A-4 Notes Monthly Interest Paid				508,563.15
Change in Class A-4 Notes Interest Carryover Shortfall				0.00

Total Note Monthly Interest
Total Note Monthly Interest Due				2,049,539.19
Total Note Monthly Interest Paid				2,049,539.19
Total Note Interest Carryover Shortfall				0.00
Change in Total Note Interest Carryover Shortfall				0.00

Total Available for Principal Distribution				31,381,687.96

4. Total Monthly Principal Paid on the Notes				30,346,613.47

Total Noteholders' Principal Carryover Shortfall				0.00
Total Noteholders' Principal Distributable Amount				30,346,613.47
Change in Total Noteholders' Principal Carryover Shortfall				0.00

5. Total Monthly Principal Paid on the Certificates				0.00

Total Certificateholders' Principal Carryover Shortfall				0.00
Total Certificateholders' Principal Distributable Amount				0.00
Change in Total Certificateholders' Principal Carryover Shortfall				0.00

Remaining Available Collections				1,035,074.49
Deposit from Remaining Available Collections to fund Reserve Account				0.00
Remaining Available Collections Released to Seller				1,035,074.49

IV. YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance				8,085,802.01
Release to Collection Account				474,737.72
Ending Yield Supplement Account Balance				7,611,064.29

V. RESERVE ACCOUNT

Initial Reserve Account Amount				5,842,677.78
Required Reserve Account Amount				8,764,016.67
Beginning Reserve Account Balance				8,764,016.67
Ending Reserve Account Balance				8,764,016.67

Reserve Account Triggers			Test Ratio	Actual Ratio	Result
Average Three Period Delinquency Percentage			2.00%	0.13%	Pass
Average Three Period Charge Off Rate			2.75%	0.80%	Pass

Required Reserve Account Amount for Next Period				8,764,016.67

VI. POOL STATISTICS

Weighted Average Coupon				5.18%
Weighted Average Remaining Maturity				47.24

Principal Recoveries of Defaulted Receivables				324,240.94
Principal on Defaulted Receivables				1,278,481.85
Pool Balance at Beginning of Collection Period				1,073,100,779.72
Net Loss Ratio				1.07%

Net Loss Ratio for Second Preceding Collection Period				0.43%
Net Loss Ratio for Preceding Collection Period				0.90%
Net Loss Ratio for Current Collection Period				1.07%
Average Net Loss Ratio				0.80%

Cumulative Net Losses for all Periods				2,199,530.43

Delinquent Receivables:			Amount	Number
31-60 Days Delinquent			7,517,287.86	436
61-90 Days Delinquent			1,593,210.32	89
91-120 Days Delinquent			240,121.66	14
Total Delinquent Receivables:			9,350,619.84	539
60+ Days Delinquencies as Percentage of Receivables			0.18%	0.17%

Delinquency Ratio for Second Preceding Collection Period				0.07%
Delinquency Ratio for Preceding Collection Period				0.14%
Delinquency Ratio for Current Collection Period				0.17%
Average Delinquency Ratio				0.13%

Last Updated on 12/09/2002
By NMAC